EXHIBIT 24

                         THE TRAVELERS INSURANCE COMPANY

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         That I, GEORGE C. KOKULIS of Simsbury, Connecticut, Director, Chairman of the Board, President and Chief Executive Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST
J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain modified guaranteed annuity contracts to be offered by The Travelers Insurance Company, and further, to sign any and all amendments thereto, including pre-effective and post-effective amendments, that may be filed by the Company.


IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of June, 2005.





                                           /s/ George C. Kokulis
                                           -------------------------------------
                                           George C. Kokulis
                                           Director, Chairman of the Board,
                                           President and Chief Executive Officer
                                           The Travelers Insurance Company

                         THE TRAVELERS INSURANCE COMPANY

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


         That I, GLENN D. LAMMEY of Simsbury, Connecticut, Director, Senior Executive Vice President, Chief Financial Officer and Chief Accounting Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain modified guaranteed annuity contracts to be offered by The Travelers Insurance Company, and further, to sign any and all amendments thereto, including pre-effective and post-effective amendments, that may be filed by the Company.


IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of June, 2005.



                                      /s/ Glenn D. Lammey
                                      ------------------------------------------
                                      Glenn D. Lammey
                                      Director, Senior Executive Vice President,
                                      Chief Financial Officer and
                                      Chief Accounting Officer
                                      The Travelers Insurance Company

                         THE TRAVELERS INSURANCE COMPANY

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         That I, MARLA BERMAN LEWITUS of Marlborough, Massachusetts, Director, Senior Vice President and General Counsel and Assistant Secretary of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain modified guaranteed annuity contracts to be offered by The Travelers Insurance Company, and further, to sign any and all amendments thereto, including pre-effective and post-effective amendments, that may be filed by the Company.


IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of June, 2005.



                                          /s/ Marla Berman Lewitus
                                          --------------------------------------
                                          Marla Berman Lewitus
                                          Director, Senior Vice President and
                                          General Counsel and Assitant Secretary
                                          The Travelers Insurance Company

                         THE TRAVELERS INSURANCE COMPANY

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         That I, KATHLEEN L. PRESTON of South Windsor, Connecticut, a Director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain modified guaranteed annuity contracts to be offered by The Travelers Insurance Company, and further, to sign any and all amendments thereto, including pre-effective and post-effective amendments, that may be filed by the Company.


IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of June, 2005.


                                           /s/ Kathleen L. Preston
                                           -------------------------------------
                                           Kathleen L. Preston
                                           Director and Executive Vice President
                                           The Travelers Insurance Company

                         THE TRAVELERS INSURANCE COMPANY

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         That I, EDWARD W. CASSIDY of South Windsor, Connecticut, Director and Executive Vice President of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for registered modified guaranteed annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including pre-effective and post-effective amendments, that may be filed by the Company.

         IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of June, 2005.


                                           /s/ Edward W. Cassidy
                                           -------------------------------------
                                           Edward W. Cassidy
                                           Director and Executive Vice President
                                           The Travelers Insurance Company

                         THE TRAVELERS INSURANCE COMPANY

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         That I, WILLIAM P. KRIVOSHIK of Wilton, Connecticut, Director, Senior Vice President and Chief Information Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for modified guaranteed annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including pre-effective and post-effective amendments, that may be filed by the Company.

         IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of June, 2005.



                                             /s/ William P. Krivoshik
                                             -----------------------------------
                                             William P. Krivoshik
                                             Director, Senior Vice President and
                                             Chief Information Officer
                                             The Travelers Insurance Company